Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING July 7, 2007

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended July 7, 2007
(in 000's)

Monthly Consolidated Financial Data			March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Sales			65,839	27,876	23,922
Consolidated expenses			21,739	10,817	12,777
Income (loss) before interest, restructuring, tax & reorg			9,069	(3,318)	(6,735)
Reorganization items			5,340	2,129	2,972
Net Income (loss)			3,056	(5,708)	(10,062)

					Are all accounts receivable being collected within terms?				No
REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE			EXPIRATION DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
					Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008		Are all funds received being deposited into DIP bank accounts?				Yes
VEHICLE	YES (X)	NO ( )	5/4/2008		Are all funds being disbursed from DIP bank accounts?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008		Were any assets disposed outside of the normal course?				Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008		Were all proceeds from asset sales deposited in DIP bank accounts?				Yes
					If so, describe:	Pursuant to court order
					Are all U.S. Trustee Quarterly Fee Payments current?				Yes
					What is the status of your Plan of Reorganization?			No plan confirmed
					Are all post-petition tax returns being filed timely ?				Yes

Note: The Debtors note that the federal and
state income tax returns with due dates
subsequent to February 2007 are
outstanding.  The Debtor has filed both
federal and state tax income returns for 2005
and is currently working to file the 2006
federal and state income tax returns

					Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.
ATTORNEY NAME: Robert J. Dehney
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347 CITY, STATE, ZIP: Wilmington, DE 1989901347 TELEPHONE: (302) 658-9200					I certify under penalty of perjury that the following Monthly Operating Report, plus attachments, is true and correct to the best of my knowledge.

/s/ Larry D. Fair
Larry D. Fair
Chief Accounting Officer
July 30, 2007

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended July 7, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007

Sales	65,839	27,876	23,922
Cost of goods sold	35,032	20,377	17,880

Gross profit	30,808	7,499	6,042

Selling, general and administrative expense	21,274	10,407	12,389
Depreciation and amortization	465	410	388

Operating income (loss)	9,069	(3,318)	(6,735)

Reorganization expenses	5,340	2,129	2,972
Interest expense, net	673	261	355

Earnings (loss) before income taxes	3,056	(5,708)	(10,062)
Income taxes	0	0	0

Net earnings (loss)	3,056	(5,708)	(10,062)

SG&A Breakdown:
Wages and benefits	10,579	5,364	6,268
Advertising	2,245	736	336
Occupancy costs	6,141	3,268	3,660
Credit card fees	838	384	319
Other SG&A	1,471	655	1,806
Total selling, general and administrative expense	21,274	10,407	12,389

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: Hancock estimates that for the period ending July 7, 2007, the continuing operations generated a gross margin of 41.6% and a loss (excluding reorganization expenses) of $1.1 million, both of which are in line with management's expectations for the seasonal low point.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of July 7, 2007
(in 000's)

	March 20,	May 5,	June 2,	July 7,
	2007	2007	2007	2007
Assets
Current assets:
Cash and cash equivalents	9,763	4,526	3,838	8,581
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530	5,950
Inventories	113,591	91,739	81,494	77,772
Income taxes refundable	7,116	7,116	7,116	7,116
Prepaid expenses	1,346	1,073	2,423	2,469
Total current assets	134,473	110,410	100,401	101,888

Property and equipment, at depreciated cost	50,393	49,424	48,802	45,478
Other assets	14,937	16,207	15,736	14,957
Total assets	199,803	176,041	164,939	162,323
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,594	10,154	12,769
Credit facility: DIP financing	53,021	15,893	10,596	17,500
Accrued liabilities	651	8,317	8,960	7,859
Deferred tax liabilities	7,152	7,152	7,152	7,152

Liabilities subject to compromise
Accounts payable	33,584	31,274	30,554	29,891
Accrued liabilities	16,598	13,415	11,902	14,415
Long-term lease financing obligations	4,011	4,004	3,997	1,684
Capital Lease Obligations	1,731	1,728	1,726	1,722
Postretirement benefits other than pensions	9,216	9,276	9,345	9,414
Pension and SERP liabilities	8,281	8,403	8,498	8,594
Other liabilities	10,663	9,871	9,575	8,875
Total liabilities	144,908	117,927	112,459	119,875

Total shareholders' equity	54,895	58,114	52,480	42,448
Total liabilities and shareholders' equity	199,803	176,041	164,939	162,323

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period July 7, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007
Cash flows from operating activities:
Net earnings	3,056	(5,708)	(10,062)
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,989	613	572
Amortization of deferred loan costs	148	83	127
LIFO charge (credit)	(7,050)	(3,596)	(1,667)
Reserve for store closings credits, including interest expense	1,677	(134)	4,608
Reserve for obsolete inventory	(25)	(8)	(79)
Reserve for sales returns and bad debts	(81)	0	0
Stepped rent accrual	(30)	(111)	(563)
Loss on disposition of property and equipment	210	72	523
Gain on disposition of lease financing obligations	0	0	(153)
Stock compensation expense	281	125	125
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)	(466)
Inventory at current cost	27,770	13,758	5,413
Income tax refundable	0	0	0
Other noncurrent assets	(1,418)	167	1,367
Increase (decrease) in liabilities
Accounts payable	6,284	840	1,952
Accrued liabilities	2,505	(665)	(2,853)
Income taxes payable	0	0	0
Postretirement benefits other than pensions	(163)	(43)	(43)
Long-term pension and SERP liabilities	245	156	158
Reserve for store closings	(77)	(202)	(202)
Other liabilities	(269)	(44)	(94)
Net cash used in operating activities	32,028	4,379	(1,337)

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)	(185)
Proceeds from the disposition of property and equipment	489	282	134
Net cash used in investing activities	(109)	240	(51)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)	6,895
Payments for lease financing	(7)	(7)	(1)
Payments for capital leases	(2)	(3)	(3)
Payments for loan costs	0	0	(715)
Purchase of treasury stock	0	0	(45)
Tax obligation settled with treasury stock	(19)	0	0
Net cash provided by financing activities	(37,156)	(5,307)	6,131
Decrease in cash and cash equivalents	(5,237)	(688)	4,743
Cash and cash equivalents:
Beginning of period	9,763	4,526	3,838
End of period	4,526	3,838	8,581

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
	Hancock Fabrics, Inc.	5,014	17,548	9,811	12,165
	Hancock Fabrics, LLC	111	390	729	652
	Hancock Fabrics of Michigan, Inc.	172	604	267	83
	HF Merchandising, Inc	3,585	12,546	11,857	14,864
	Hancockfabrics.com, Inc.	41	142	111	117
	HF Enterprises, Inc.	1	3	1	2
	HF Resources, Inc.	1	3	1	2

Revenue allocation by entity
		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
	Hancock Fabrics, Inc.	15,130	46,766	25,172	22,359
	Hancock Fabrics, LLC	336	1,038	1,871	1,198
	Hancock Fabrics of Michigan, Inc.	521	1,609	686	152
	Hancockfabrics.com, Inc.	107	331	136	201
		16,094	49,745	27,865	23,910

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities.  The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending July 7, 2007
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES ( )	NO (X)
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of July 7, 2007
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007	July 7, 2007
Current	80	17	28
61 - 90	12	26	7
91 - 120	27	9	19
Over 121	12	43	36
Total aged accounts receivable	131	95	90
Excess work comp. claims	463	453	456
Accounts receivable vendors	152	209	1599
Accounts receivable employees	5	7	6
Accounts receivable pension fund	333	347	361
Customer accounts receivable*	100	100	82
Credit card sales	4,772	4,319	3356
	5,956	5,530	5,950

Accounts Payable **	May 5, 2007	June 2, 2007	July 7, 2007

0 - 30	4,591	3,739	5222
31 - 60	223	381	847
61 - 90		12	8
91 - 120
Over 121
Total aged accounts payable	4,814	4,132	6077
Distribution center inventory in transit	1,333	2,556	2557
Drop ship inventory in transit*	1,314	1,033	1488
Misc. expense accruals*	1,133	2,433	2647

Total unpaid post-petition payables	8,594	10,154	12,769

* Amount shown are estimated based
on historical data.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of July 7, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007

Proceeds
Fixtures	481.4	282.0	134.0
Vehicles	7.6	-	-
	489.0	282.0	134.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.